EXHIBIT 4.1

NUMBER                                                                    SHARES
 OBH

                           OptimumBank Holdings, Inc.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 68401P 10 6
                                  COMMON STOCK

         THIS CERTIFIES THAT:




         IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                      OF ONE CENT ($.01) PAR VALUE EACH OF

                           OPTIMUMBANK HOLDINGS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                 COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
DATED:                                                           JERSEY CITY, NJ
                                                    TRANSFER AGENT AND REGISTRAR

                                 BY:
                                                              AUTHORIZED OFFICER


            /s/ Albert J. Finch                    /s/ Richard L. Browdy
         CHAIRMAN OF THE BOARD, CEO                      PRESIDENT

                           OPTIMUMBANK HOLDINGS, INC.
                                  COMMON STOCK

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT -.....Custodian.....
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN - as joint tenants with right of     under Uniform Gifts to Minors
   survivorship and not as tenants          Act...............
   in common                                      (State)

     Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________             _______________________________________________

                                 _______________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOVER.

The shares represented by this Certificate are issued subject to all the provisions of the Articles of Incorporation and the Bylaws, as from time to time amended (copies of which are on file at the main office of the Corporation) to all of which the holder, by acceptance hereof, assents.

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class or series of stock authorized to be issued by the Corporation.

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THE SIGNATURES(S) TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON
THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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